United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2022

Date of Report (Date of earliest event reported)

Digital Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 N Federal Hwy #304 Boca Raton, FL		33432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Global Market

Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Global Market

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As approved by its stockholders at the Special Meeting of Stockholders (the “Meeting”) held on October 20, 2022, Digital Health Acquisition Corp. (the "Company") entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated as of November 3, 2021, with Continental Stock Transfer & Trust Company on October 26, 2022. Pursuant to the Trust Amendment, the Company has until February 8, 2023 to complete a business combination and has the right to extend the time to complete a business combination up to an additional three times for three (3) months each time with the payment of a $350,000 extension fee, if applicable, as described under Item 5.03. A copy of the Trust Amendment is attached to this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 26, 2022, the Company issued an unsecured promissory note in the aggregate principal amount of $350,000 to Digital Health Sponsor LLC, the Company’s “sponsor.” The Company deposited to the trust account all of the loan amount and extended the amount of time it has available to complete a business combination from November 8, 2022 to February 8, 2023. The promissory note does not bear interest and will be repaid only upon closing of a business combination by the Company. The promissory note evidencing the extension loan is attached to this Form 8-K as Exhibit 10.2, and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (a) extend the date by which the Company has to consummate a business combination for an additional three (3) months, from November 8, 2022 to February 8, 2023, (b) provide the Company’s board of directors the ability to further extend the date by which the Company has to consummate a business combination up to three (3) additional times for three (3) months each time, for a maximum of nine (9) additional months if Digital Health Sponsor LLC, the Company’s “sponsor”, pays an amount equal to $350,000 for each three-month extension, which amount shall be deposited in the trust account of the Company (the “Trust Account”); provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no extension fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, the Company’s sponsor or its affiliates or designees would be required to deposit an extension fee into the Trust Account, and (c) allow for the Company to provide redemption rights to the Company’s public stockholders in accordance with the requirements of the amended and restated certificate of incorporation without complying with the tender offer rules. As with potential redemptions in connection with an initial Business Combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 20% or more of our public shares. The amendment to the Certificate of Incorporation became effective upon filing with, and acceptance for record by, the Secretary of State of Delaware on October 26, 2022.

A copy of the amendment to our Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of Stockholders on October 20, 2022. On September 30, 2022, the record date for the Meeting, there were 14,932,000 shares of common stock of the Company entitled to be voted at the Special Meeting, 13,310,132 of which were represented via live webcast or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Meeting are as follows:

1.	Charter Amendment

Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation to (a) extend the date by which the Company has to consummate a business combination for an additional three (3) months, from November 8, 2022 to February 8, 2023, (b) provide the Company’s board of directors the ability to further extend the date by which the Company has to consummate a business combination up to three (3) additional times for three (3) months each time, for a maximum of nine (9) additional months if Digital Health Acquisition Group, LLC, the Company’s “sponsor”, pays an amount equal to $350,000 for each three-month extension (the “Extension Fee”), which amount shall be deposited in the trust account of the Company (the “Trust Account”); provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, the Company’s sponsor or its affiliates or designees would be required to deposit an Extension Fee into the Trust Account, and (c) allow for the Company to provide redemption rights to the Company’s public stockholders in accordance with the requirements of the amended and restated certificate of incorporation without complying with the tender offer rules. As with potential redemptions in connection with an initial Business Combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 20% or more of our public shares. Adoption of the amendment required approval by the affirmative vote of at least 65% of the Company’s outstanding common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,519,218	790,914	0	0

2.	Trust Amendment

Stockholders approved the proposal to amend the Company’s investment management trust agreement, dated as of November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to (i) extend the business combination period from November 8, 2022 to February 8, 2023 and up to three (3) times for an additional three (3) month each time from February 8, 2023 to November 8, 2023, and (ii) update certain defined terms in the Trust Agreement. Adoption of the amendment required approval by the affirmative vote of at least 65% of the Company’s outstanding common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,519,218	790,914	0	0

3.	Adjournment Proposal

Stockholders approved the proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal. Adoption of the amendment required approval by the affirmative vote of the majority of the votes cast by stockholders represented via the remote platform or by proxy at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,819,975	490,157	0	0

Item 8.01	Other Events

In connection with the shareholders’ vote at the Meeting, 10,805,877 shares of Common Stock were tendered for redemption. On October 26, 2022, the Company made a deposit of $350,000 to the trust account and extended the business combination period from November 8, 2022 to February 8, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Digital Health Acquisition Corp. dated October 26, 2022
10.1	First Amendment to Investment Management Trust Agreement dated October 26, 2022
10.2	Form of Promissory Note issued by Digital Health Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2022

DIGITAL HEALTH ACQUISITION CORP.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer and Chairman